BRONCO DRILLING COMPANY, INC.
Corporate Headquarters
16217 N. May Avenue
Edmond, OK 73013

CONFIDENTIAL
January 29, 2010

Via Overnight Courier and Email

Banco Inbursa S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa
Paseo de las Palmas No. 736,
Col. Lomas de Chapultepec,
C.P. 11000 Mexico, D.F.
Attn: Luis R. Frias Humphrey

Re:
Credit Agreement (the “Credit Agreement”), dated as of September 18, 2009, among Bronco Drilling Company, Inc., a Delaware corporation (“Bronco”), the Guarantors, Banco Inbursa S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa, as Lender and as Issuing Bank (“Inbursa”).

Dear Mr. Frias:

As you know, the sharp decline in oil and natural gas prices and deterioration of the global economy significantly decreased demand for contract oil and gas drilling.  As illustrated in Exhibit 1, the precipitous drop in operating rigs last year significantly decreased our EBITDA; the key covenant metric utilized in the current Credit Agreement.  However, we believe our core United States market has stabilized and see demand for our services increasing.  Looking forward we believe Bronco has the opportunity to best serve its stockholders and Inbursa’s interests by focusing all efforts on increasing utilization and margins as well as reducing costs.  To help us achieve that end, we hereby respectfully request that Inbursa consent to waive Bronco’s compliance with certain provisions of Credit Agreement as set forth herein.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

By your execution of this letter, Inbursa, as Lender and Issuing Bank agrees, for good and valuable consideration, to  waive (a) Borrower’s compliance with the covenant contained in Section 6.15 of the Credit Agreement from the date hereof until the quarter ended June 30, 2010 and (b) any Default or Event of Default that may occur as a result of the Borrower’s non-compliance with the covenant contained in Section 6.15 of the Credit Agreement from the date hereof until the quarter ended June 30, 2010.

Except as provided herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed.  The express waivers set forth herein are limited to the extent described herein and shall not be construed to be a permanent waiver of Section 6.15 of the Credit Agreement.

Thank you for your attention to this matter.

Yours truly,

BRONCO DRILLING COMPANY, INC. AND EACH GUARANTOR

By:/s/ MATT PORTER
                                                                      Matt Porter, CFO

AGREED AND ACCEPTED:

BANCO INBURSA S.A., INSTITUCIÓN DE BANCA

MÚLTIPLE, GRUPO FINANCIERO INBURSA, as

Lender and Issuing Bank

By:/s/ LUIS R. FRIAS HUMPHREY
Luis R. Frias Humphrey, Attorney in Fact

Date:  February 9, 2010

# Exhibit 1: North American Rig Count vs. Bronco EBITDA *

*Q4 2005 - Q3 2009*

2,150
1,950
1,750
1,550
1,350
1,150
950
750
$38,500
$33,500
$28,500
$23,500
$18,500
$13,500
$8,500
$3,500
-$1,500
'08 Q4: 1,903
'08 Q4: 25,799
'09 Q3: 970
'09 Q3 : -$428.4
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2006
2007
2008
2009
*USD in thousands
Baker Hughes Rig Count (Left Axis)
Bronco Qtrly EBITDA (Right Axis)

*For purposes hereof, EBITDA is calculated pursuant to the definition of Consolidated EBITDA under the Credit Agreement, which differs from our calculation of EBITDA for financial reporting purposes.